JOINDER BY AND AGREEMENT OF NEW INDEMNITOR

The undersigned, BLUEROCK RESIDENTIAL GROWTH REIT, INC., a Maryland corporation and BLUEROCK RESIDENTIAL HOLDINGS, L.P., a Delaware limited partnership (individually and collectively "New Indemnitor"), being individually and collectively the Principal referred to in the Agreement to which this Joinder (the "New Indemnitor Joinder") is attached, intending to be legally bound under the terms and provisions of the Guaranty and the Environmental Indemnity pursuant to the provisions of this New Indemnitor Joinder, hereby represents and warrants to and acknowledges and agrees with Lender the following:

1.                 Defined Terms. All capitalized terms used in this New Indemnitor Joinder, unless defined herein, shall have the meanings given such terms in the Agreement, and if not defined therein, then in the Original Indemnitor Joinder attached thereto.

2.                 Benefit to New Indemnitor. Each New Indemnitor, owning a direct and/or indirect interest in New Borrower as a result of the Requested Actions, shall receive a substantial benefit from Lender's consent to the Requested Actions.

3.                 Assumption by New Indemnitor of Guaranty. From and after the Acquisition Date, New Indemnitor hereby, jointly and severally, assumes and agrees to be liable and responsible for and bound by all of Original Indemnitor's obligations, agreements and liabilities, including but not limited to the jury waiver and other waivers set forth therein, under the Guaranty, as amended hereby, as fully and completely as if the New Indemnitor had originally executed and delivered such Guaranty, as amended hereby, as the guarantor/indemnitor thereunder. New Indemnitor further agrees to pay, perform and discharge each and every obligation of payment and performance of any guarantor/indemnitor under, pursuant to and as set forth in the Guaranty, as amended hereby, at the time, in the manner and otherwise in all respects as therein provided. With respect to the Environmental Indemnity Obligations Under Guaranty, the liability of New Indemnitor shall be joint and several with that of New Borrower and shall not be limited to environmental obligations occurring from and after the Acquisition Date. From and after the date hereof, the Guaranty is amended to provide that all references to the term "Borrower" used in the Guaranty shall mean and refer to the New Borrower and the term "Guarantor" used in the Guaranty shall mean and refer to the New Indemnitor.

4.                 Assumption by New Indemnitor of Environmental Indemnity. New Indemnitor, jointly and severally, hereby assumes and agrees to be liable and responsible for and bound by all of the Original Indemnitor's obligations, agreements and liabilities, including but not limited to the jury waiver and other waivers set forth therein, under the Environmental Indemnity as fully and completely as if New Indemnitor had signed such Environmental Indemnity, as amended hereby, as the indemnitor/guarantor thereunder, including without limitation, all of those obligations, agreements and liabilities which would have been the obligations, agreements and liabilities of Original Indemnitor, without regard to when such obligations, agreements and liabilities arise, accrue or have arisen or accrued and without regard to the Original Indemnitor's responsibility therefore, if any. New Indemnitor further agrees to pay, perform, and discharge each and every obligation of payment and performance of any guarantor/indemnitor under, pursuant to and as set forth in the Environmental Indemnity, as amended hereby, at the time, in the manner and otherwise in all respects as therein provided. The liability of New Indemnitor under this paragraph shall be joint and several with that of New Borrower. From and after the date hereof, the Environmental Indemnity is amended to provide that all references to the term "Borrower" used in the Environmental Indemnity shall mean and refer to the New Borrower and the term "Indemnitor" used in the Guaranty shall mean and refer to the New Indemnitor.

5.                 Confirmation of Representations. By its execution hereof, New Indemnitor confirms the representations and warranties and agrees to the covenants regarding New Indemnitor set forth in the Agreement.

6.                 Representations by New Indemnitor

a.                   Guarantor Financial Covenants. Each New Indemnitor complies with the Guarantor Financial Covenants (as such term is defined in the Loan Agreement).

b.                  Authority. The execution and delivery of this New Indemnitor Joinder, and performance by New Indemnitor under the New Indemnitor Joinder, the Guaranty and Environmental Indemnity will not (a) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to New Indemnitor or (b) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which New Indemnitor is a party or by which the Project may be bound or affected.

7.                 Notices to New Indemnitor. From and after the Acquisition Date, Lender shall deliver any notices to New Indemnitor which are required to be delivered pursuant to the Guaranty and the Environmental Indemnity, or are otherwise delivered by the Lender thereunder at Lender's sole discretion, to the New Indemnitor at the following address:

BLUEROCK RESIDENTIAL GROWTH REIT, INC. BLUEROCK RESIDENTIAL HOLDINGS, L.P.
c/o Bluerock Real Estate, L.L.C.
712 Fifth Avenue, 9th Floor
New York, New York 10019
Attn: Jordan Ruddy and Michael L. Konig, Esq.
Facsimile: (212) 278-4220

All notices to be sent by New Indemnitor to Lender under the Guaranty, the Environmental Indemnity and Loan Documents shall be sent to Lender in the manner set forth in and at the address shown in Section 4.6 of the Agreement to which this New Indemnitor Joinder is attached.

8.                 Joint and Several Liability. If New Indemnitor consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

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The undersigned New Indemnitor has executed and delivered this New Indemnitor Joinder to be effective as of the date of the Agreement.

NEW INDEMNITOR:

Witnesses:		BLUEROCK RESIDENTIAL GROWTH REIT, INC., a Maryland corporation

/s/ M. Brown		By:	/s/ Christopher J. Vohs
Print Name:	M. Brown	Name:	Christopher J. Vohs
		Title:	Chief Accounting Officer
/s/ Jordan Ruddy
Print Name:	Jordan Ruddy

STATE OF New York )

) SS:

COUNTY OF New York )

The foregoing instrument was acknowledged before me this __1__ day of April___, 2014, by Christopher J. Vohs, as Chief Accounting Officer, of BLUEROCK RESIDENTIAL GROWTH REIT, INC., a Maryland corporation, on behalf of the corporation. He/She is _X__ personally known to me or ____ produced ________________________ as identification and did not take an oath.

/s/ Dale Pozzi
Notary Public
Print Name:	Dale Pozzi

My Commission Expires: Jan. 28, 2017

[Notarial Seal]

[PROPERTY MANAGER'S SIGNATURE PAGE TO JOINDER]

The undersigned New Indemnitor has executed and delivered this New Indemnitor Joinder to be effective as of the date of the Agreement.

NEW INDEMNITOR:

Witnesses:		BLUEROCK RESIDENTIAL HOLDINGS, L.P., a Delaware limited partnership

/s/ M. Brown		By:	/s/ Christopher J. Vohs
Print Name:	M. Brown	Name:	Christopher J. Vohs
		Title:	Chief Accounting Officer
/s/ Jordan Ruddy
Print Name:	Jordan Ruddy

STATE OF New York )

) SS:

COUNTY OF New York )

The foregoing instrument was acknowledged before me this __1__ day of April___, 2014, by Christopher J. Vohs, Chief Accounting Officer of Bluerock Residential Growth REIT, Inc., a Maryland corporation, as general partner of BLUEROCK RESIDENTIAL HOLDINGS, L.P., a Delaware limited partnership, on behalf of the limited partnership. He/She is _X__ personally known to me or ____ produced ________________________ as identification and did not take an oath.

/s/ Dale Pozzi
Notary Public
Print Name:	Dale Pozzi

My Commission Expires: Jan. 28, 2017

[Notarial Seal]

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